                                                                    Exhibit 99.1

     CERTIFICATION PURSUANT TO 18 USC SECTION 1350, AS ADOPTED PURSUANT TO
                   SECTION 906 OF SARBANES-OXLEY ACT OF 2002

        I, GREGORY E. MURPHY, the Chief Executive Officer of Selective Insurance Group, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: 8/14/02
                                                 /s/ Gregory E. Murphy
                                                 ---------------------
                                                 Gregory E. Murphy

 CERTIFICATION PURSUANT TO 18 USC SECTION 1350, AS ADOPTED PURSUANT TO SECTION
   906 OF SARBANES-OXLEY ACT OF 2002 CERTIFICATION PURSUANT TO SECTION 906 OF
                           SARBANES-OXLEY ACT OF 2002

        I, DALE A. THATCHER, the Chief Financial Officer of Selective Insurance Group, Inc., (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  8/14/02
                                                   /s/ Dale A. Thatcher
                                                   --------------------
                                                   Dale A. Thatcher